BLACKROCK MULTI-STATE MUNICIPAL SERIES TRUST

BlackRock New York Municipal Opportunities Fund

(the “Fund”)

Supplement dated May 26, 2017 to the Summary Prospectuses and Prospectuses,

each dated October 28, 2016, as amended and supplemented to date

Effective immediately, the following changes are made to the Fund’s Summary Prospectuses and Prospectuses, as applicable:

The section of each Summary Prospectus entitled “Key Facts About BlackRock New York Municipal Opportunities Fund — Portfolio Managers” and the section of each Prospectus entitled “Fund Overview — Key Facts About BlackRock New York Municipal Opportunities Fund — Portfolio Managers” are deleted in their entirety and replaced with the following:

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
Theodore Jaeckel, CFA	2006	Managing Director of BlackRock, Inc.
Peter Hayes	2015	Managing Director of BlackRock, Inc.
James Pruskowski	2015	Managing Director of BlackRock, Inc.
Michael Kalinoski, CFA	2015	Director of BlackRock, Inc.

The section of each Prospectus entitled “Details About the Fund — How the Fund Invests — About the Portfolio Management of the Fund” is deleted in its entirety and replaced with the following:

ABOUT THE PORTFOLIO MANAGEMENT OF THE FUND

The Fund is managed by a team of financial professionals. Theodore Jaeckel, CFA, Peter Hayes, James Pruskowski and Michael Kalinoski, CFA, are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund. Please see “Management of the Fund — Portfolio Manager Information” for additional information about the portfolio management team.

The section of each Prospectus entitled “Management of the Fund — Portfolio Manager Information” is deleted in its entirety and replaced with the following:

Portfolio Manager Information

Information regarding the portfolio managers of the Fund is set forth below. Further information regarding the portfolio managers, including other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest, is available in the Fund’s SAI.

The Fund is managed by a team of financial professionals led by Theodore Jaeckel, CFA, Peter Hayes, James Pruskowski and Michael Kalinoski, CFA, who are jointly and primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Theodore Jaeckel, CFA	Responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2006	Managing Director of BlackRock, Inc. since 2006.
Peter Hayes	Responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2015	Managing Director of BlackRock, Inc. since 2006; Head of Municipal Bonds within BlackRock Fixed Income Portfolio Management Group since 2006.
James Pruskowski	Responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2015	Managing Director of BlackRock, Inc. since 2006.
Michael Kalinoski, CFA	Responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2015	Director of BlackRock, Inc. since 2006.

Shareholders should retain this Supplement for future reference.

ALLPR-NYMB-0517SUP